           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 11, 2004

                   NAVISTAR FINANCIAL CORPORATION
       (Exact name of Registrant as specified in its charter)

                              ----------

                   Commission File Number 1-4146-1
                              ----------

             Delaware                                   36-2472404
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
     incorporation or organization)

 2850 West Golf Road Rolling Meadows, Illinois                   60008
   (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number including area code 847-734-4000

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ITEM 5.    OTHER EVENTS

    On February 11, 2004, Navistar International Corporation issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

               Exhibit No. Description                      Page

                 99.1       Press Release dated              E-1
                            February 11, 2004

                                  SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of 1934,  the
registrant  has duly  caused  this  report to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
          Registrant

Date: February 16, 2004                 /s/Paul Martin
                                           Paul Martin
                                           Vice President and Controller

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                               INDEX TO EXHIBITS

               Exhibit No. Description                      Page

                 99.1       Press Release dated              E-1
                            February 11, 2004